UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2004

                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)


         Maryland                 000-49806              04-3639825
   ----------------------     -----------------     --------------------
      (State or other            Commission           (I.R.S. Employer
       jurisdiction             File Number           Identification No.)
    of incorporation or
       organization)


                610 Bay Blvd.                           91910
           Chula Vista, California
------------------------------------------            ----------
  (Address of principal executive offices)            (Zip code)



                                 (619) 691-9741
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 8.01. Other Events
--------------------------------------------
Item 9.01. Financial Statements and Exhibits
--------------------------------------------
SIGNATURES
--------------------------------------------
Index to Exhibits
--------------------------------------------
Press Release
--------------------------------------------


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TABLE OF CONTENTS



ITEM 8.01. OTHER EVENTS.

     On August 25, 2004, First PacTrust Bancorp, Inc. (the "Company") announced that its Board of Directors had declared a cash dividend of $.011 per share on the Company's outstanding common stock, payable on September 24, 2004 to shareholders of record at the close of business on September 10, 2004. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


              FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.

     (C)  EXHIBITS


            99.1 Press Release, dated August 25, 2004, of First PacTrust Bancorp, Inc.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST PACTRUST BANCORP, INC.

Date:  August 25, 2004                    /s/ James P. Sheehy
                                          -----------------------------
                                              James P. Sheehy
                                          Executive Vice President
                                          Secretary and Treasurer

TABLE OF CONTENTS




                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
---------         ----------------------------------------------
99.1              Press release, dated August 25, 2004, of First
                  PacTrust Bancorp, Inc.

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